Exhibit 99.1

Dedicated to a safer world PharmAthene Investor Presentation August 29 2008

2 2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe management’s current expectations regarding the Company’s future plans, strategies and objectives, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential” or “plan” or the negative of these words or other variations on these words or comparable terminology. Such statements include, but are not limited to, statements about future government contract awards, potential payments under government contracts, potential regulatory approvals, future product advancements, anticipated financial results and expected benefits of the acquisition of Avecia Vaccines. These forward-looking statements are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors, including, but not limited to the “Risk Factors” included in the Company’s annual report on Form 10-K and other reports filed with the SEC.

3 Investment Highlights • Penetrating multi-billion dollar global biodefense market • Building highly competitive portfolio of next generation products • Pursuing focused acquisition strategy with significant revenue opportunities • Demonstrating strong track record obtaining significant government funding

4 Smallpox Rad/nuclear Botulism Other viruses Other Penetrating a Multi-Billion Dollar Market Project BioShield: $5.6B Market Opportunity Anthrax vaccines Anthrax anti-toxins Total anthrax share 36% or $2B opportunity targeted by PharmAthene Source: HHS Public Health Emergency Medical Countermeasure Enterprise Implementation Plan; BioShield contracts awarded vaccines

5 Opportunities Beyond Project BioShield Department of Defense purchases $5B International purchases $6B Commercial purchases $1B Fortune 500 companies Leasing opportunities Total biodefense market opportunity ~$50B Project BioShield funding is only the tip of the iceberg $5.6B Actively pursuing additional markets: Execution of DHHS Implementation Plan $35B Source: MedaCorp Rep orts * Chemical & Biological Defense Program – Oct 2005; DHHS Implementation Plan; Company Estimates through 2018

6 Biodefense Development Process Typical Biotech Development Process Biodefense Development Process Safe & effective Safe & effective Discovery Pre-Clinical Proof of Concept Efficacy Non-Clinical Efficacy* EUA Sales FDA Approval Discovery Pre-Clinical Phase I Phase II Phase III FDA Approval Sales Human Safety Phase I / II * Biodefense timeline assumes no delays due to demonstrating validation of animal models under the FDA’s Animal Rule

7 PharmAthene’s Strategic Advantage • Focus - Biodefense market • Experience - Identifying high-priority government needs - Identifying and acquiring best-in-class products - Collaborating with government to develop and commercialize products • Success - Up to $485MM* in contracts and funding awarded to date - Partner of choice for biodefense * If all milestones are met and options exercised by government

8 Executive Leadership Senior Officers: Previous Affiliations: David P. Wright MedImmune, Guilford, GenVec, Smith-Kline President & Chief Executive Officer & French, G.D. Searle, Glaxo Christopher C. Camut RecoverCare, Wachovia, Alex Brown & Sons Chief Financial Officer Francesca Cook Guilford, Covance, US Senate, DHHS VP, Policy & Government Affairs Wayne Morges, PhD Baxter Healthcare, Acambis, Merck VP, Regulatory Affairs & Quality Eric I. Richman MedImmune, MaxCyte, Healthcare Ventures SVP, Bus. Dev. & Strategic Planning Valerie Riddle, MD, FACP MedImmune, Guilford, Washington Hospital VP and Medical Director Joan Fusco, PhD Acambis, Baxter Healthcare SVP, Operations Jordan Karp, JD Guilford, Constellation Energy, Mentor, MCI SVP, General Counsel

9 Investment Highlights • Penetrating multi-billion dollar global biodefense market • Building highly competitive portfolio of next generation products • Pursuing focused acquisition strategy with significant revenue opportunities • Demonstrating strong track record obtaining significant government funding

10 Best-in-Class Portfolio 2 3rd Generation rPA Anthrax Vaccine 1 rPA Anthrax Vaccine SparVax™ 3 Anthrax Anti-Toxin Valortim® 4 Nerve Agent Prophylaxis Protexia®

11 rPA Anthrax Vaccine – SparVax™ • Highly purified recombinant version of Protective Antigen • Produces vaccine-induced antibody response comparable to current licensed vaccine Recombinant Protective Antigen (rPA) anthrax vaccine Characteristics Advantages • 3 dose intramuscular regimen vs 6 dose subcutaneous for BioThrax® • Improved consistency • Completed Ph II testing in 770 individuals; safe & well tolerated

12 Anthrax Vaccines - Market Opportunity • rPA Anthrax Vaccine Opportunity – Initial DHHS procurement contract (rPA vaccine): 25MM doses – USG award date in RFP: December 31, 2008 – Potential market opportunity in RFP: $350MM - $600MM • Worldwide Anthrax Vaccine Market Source: analyst reports; company estimates 2007-2012 $1.1B 2012-2018 $1.2B 2018-2024 $1.5B

13 3rd Generation rPA Anthrax Vaccine • Government Requirement – Develop 3rd generation rPA-based anthrax vaccine with • Enhanced stability – maintain stability for 3 years at 35ºC • Improved potency – induce protective immunity in 2 or fewer doses • PharmAthene’s 3rd generation product – Room temperature stable with enhanced immunogenicity – Program funded $7MM to date by NIH – USG award date in RFP, September 2008 • PharmAthene Goal – Capture significant market share in both 2nd and 3rd generation vaccine market

14 Anthrax Anti-Toxin – Valortim® • Fully human monoclonal antibody (MAb) • Potent anthrax toxin neutralizing activity • Mechanism of action appears similar to natural immune response Fully human monoclonal antibody (MAb) with a unique mechanism of action Characteristics Advantages • Capable of neutralizing both free and cell-bound anthrax toxin • Efficacious as both prophylaxis and therapy • Potential sporicidal activity • Provides significant, sustained protection to monkeys with a single dose

15 Valortim® - Impressive Data Package • Initial Phase I in humans complete; no SAE’s attributed to Valortim® • Multiple animal studies have demonstrated efficacy 56% At time of ECL for PA AG Monkeys Treatment 42% 48 hrs post-exposure Rabbits Treatment 88% 24 hrs post-exposure Rabbits Treatment 100% 1 hr post-exposure Monkeys Prophylaxis 85% 1 hr post-exposure Rabbits Prophylaxis Survival Time to Treatment Animal 0% All Above All Above Control

16 Anthrax Anti-Toxins Market Opportunity • Current options are inadequate - Antibiotics are ineffective - Vaccines are inappropriate for treatment • USG requirements established for anti-toxins - DHS Material Threat Assessment: 200,000 treatments - DHHS procurements to date under 2004 RFP requirement • HGSI – 20,000 doses; $8,260 cost/dose • Cangene – 10,000 doses; $14,383 cost/dose • Valortim® is well positioned for procurement - USG funding awarded to date ~$25MM

17 Nerve Agent Prophylaxis - Protexia® • Novel recombinant form of naturally occurring bioscavenger protein • Produced using innovative transgenic manufacturing platform Recombinant human BChE (Butyrylcholinesterase) Mimics natural “bioscavenger” Characteristics Advantages Over Standard of Care • Protection pre- and post-exposure • Protection against broad spectrum of nerve agents • Superior efficacy to standard of care • No observable neurological deficits

18 Guinea pig exposed to only 1.5 x LD50 Soman and immediately given the conventional treatment of atropine / 2-PAM / Diazapam Conventional Treatment Does Not Prevent Neurological Toxicity Conventional Treatment • Only 50% of those exposed survived • Severe neurological deficits Source of the film: U. S. Army Medical Research Institute of Chemical Defense

19 Guinea pig pretreated with Protexia® and then 18 hours later exposed to 5.5x LD50 of Soman Only Protexia® Provides Superior Survival and Prevents Neurological Toxicity Protexia® Solution • 100% survival rate • No neurological deficits Source of the film: U.S. Army Medical Research Institute of Chemical Defense

20 Nerve Agents - Market Opportunity • Department of Defense advanced development procurement contract – Total value of up to $219MM* • $106MM in development funding • $113MM for procurement of initial 90,000 doses • Additional opportunity for civilian (SNS); ex-US military & civilian commercial purchases • Expanding applications to non-biodefense markets – Alzheimer’s disease *If all milestones are met and options exercised by the USG.

21 Investment Highlights • Penetrating multi-billion dollar global biodefense market • Building highly competitive portfolio of next generation products • Pursuing focused acquisition strategy with significant revenue opportunities • Demonstrating strong track record obtaining significant government contracts

22 Unparalleled Track Record in Biodefense Established strong biodefense portfolio Building Significant DoD contract (Protexia®) up to $219MM* Includes NIAID/BARDA contract $14MM Advanced development funding for Valortim® $25MM Total biodefense vaccines government funding up to $220MM* Total amounts under all Government contracts** up to $485MM* *If all milestones are met and options exercised by government **Includes amounts not set forth above

23 Clear Roadmap to Create Value Develop and position products for commercial uses 4 Develop multiple government users and non-government customers 3 Expand portfolio through strategic acquisitions 2 Continue to obtain procurement contracts and increase revenues 1

24 Solid Financial Resources to Fund Growth • Strong cash position – $34.8MM at June 30, 2008 Includes $15.8MM restricted cash • Comparatively low cash burn rate – Net ~$1-2MM month, $4-5MM gross – Majority of program development funded with Government grants/contracts • Substantial ongoing & potential funding contract and grant support – Approximately $60MM development funding for SparVax™ program – Opportunity for 3rd generation rPA development contract greater than $75MM • Sizeable near-term potential development and procurement contracts* – Protexia® procurement contract awarded 2006; up to $219MM – rPA anthrax vaccine procurement contract for 25MM doses: $350-$600MM *If all milestones are met and options exercised by the USG.

25 $0.1MM $1.7MM NIH: 9/06 – 5/11 $34.2MM $50.7MM NIH: 9/04 – 9/10 RypVax™ $7.2MM $7.2MM Medarex NIH grants $29.9MM $219MM DOD: 9/06 – 7/19 Protexia® $37.2MM $40MM DSTL: 5/06 – 6/08 $0.6MM $2.7MM DoD: 3/07 – 10/09 $0.6MM $13.9MM NIH: 9/07 – 9/10 Valortim® $3.8MM $6.9MM NIH: 8/05 – 8/10 3rd Gen rPA $10.2MM $10.2MM NIH: 9/02 – 12/07 $82MM $118MM NIH: 9/03 - 8/13 SparVax™ Total Revenue Recognized as of 7/31/08 Total Contract Value* Period of Performance Product Candidate Current Biodefense Contracts *Provided certain milestones are achieved and all options are exercised by the government

26 2008 H1 H2 2009 H1 H2 Key 2008-09 Value Creation Events Completed strategic acquisition Completed Valortim® manufacturing scale up File Protexia® IND Begin Protexia® Phase I clinical trial Potential SparVax™ procurement contract Report Protexia® Phase I results Potential to begin 2nd phase Protexia® DoD contract ($64.5MM) Potential $75MM 3rd gen rPA development contract Potential advanced funding for anthrax anti-toxin

27 Investment Highlights • Large and growing market – Urgent requirements, multi-billion dollar market • Experienced management team – Previous long-term working relationships with strong execution skills • Successful execution of growth strategy – Advancing three best-in-class, next-generation products • Solid track record validates our approach – Potential government funding/contracts of up to $485MM* to date • Clear roadmap for success and value creation *If all milestones are met and options exercised by the USG.

Dedicated to a safer world PharmAthene Investor Presentation August 29 2008